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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - August 4, 2003
                        (Date of Earliest Event Reported)


                       UNIVERSAL AMERICAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                   No. 0-11321                   11-2580136
------------------------         ---------------              ----------------
(State of Incorporation)         Commission File              (I.R.S. Employer
                                                             Identification No.)

Six International Drive, Suite 190,
      Rye Brook, New York                                     10573
     ---------------------                                  --------
     (Address of principal                                  Zip Code
      executive offices)


       Registrant's telephone number, including area code: (914) 934-5200

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)        The following exhibits are filed with this Report:

 Exhibit No.                              Description
 -----------                              -----------

Exhibit 99.1 Supplemental Financial Data furnished on Universal American Financial Corp.'s website on August 4, 2003.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On August 4, 2003, the Company made available on its website supplemental financial data in connection with its quarterly earnings release at www.uhco.com (Under the heading Investor Relations; Financial Reports). A copy of the supplemental information is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNIVERSAL AMERICAN FINANCIAL CORP.


                                          By: /s/ Richard A. Barasch
                                              ---------------------------------
                                              Name: Richard A. Barasch
                                              Title: President and
                                                     Chief Executive Officer


Date: August 6, 2003

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                                  EXHIBIT INDEX



 EXHIBIT NO.                                 DESCRIPTION
 -----------                                 -----------

Exhibit 99.1 Supplemental Financial Data furnished on Universal American Financial Corp.'s website on August 4, 2003.

                                       4